UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - X RICKEY ELY, Derivatively on Behalf of Nominal Defendant NEWLINK GENETICS CORPORATION, Plaintiff, vs. CHARLES J. LINK, JR., THOMAS A. RAFFIN, PAUL R. EDICK, PAOLO PUCCI, JOSEPH SALURI, ERNEST J. TALARICO, III, NICHOLAS VAHANIAN and LOTA S. ZOTH, Defendants, and NEWLINK GENETICS CORPORATION, Nominal Defendant. : : : : : : : : : : : : : : : : : : : : Case No. 1:17-cv-03799 HON. WILLIAM H. PAULEY, III - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - X STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement dated as of May 21, 2021 (the “Stipulation”) is made and entered into by and among: (1) Plaintiff Rickey Ely (“Plaintiff”) on behalf of himself and derivatively on behalf of Nominal Defendant NewLink Genetics Corporation1 (“NewLink” or the “Company”), by and through his counsel of record in the Action (as defined herein), and (2) Defendants Charles J. Link, Jr., Thomas A. Raffin, Paul R. Edick, Paolo Pucci, Joseph Saluri, Ernest J. Talarico, III, Nicholas Vahanian, and Lota S. Zoth (collectively, the “Individual Defendants,” and together with NewLink, the “Defendants”) 1 On March 18, 2020, NewLink Genetics Corporation completed a merger with Lumos Pharma, Inc. The combined company assumed the name Lumos Pharma, Inc. and trades on Nasdaq under the symbol “LUMO.” Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 1 of 29

2 (Plaintiff and Defendants, together, the “Parties”), by and through their counsel of record in the Action. This Stipulation is intended by the Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims (as defined below) upon and subject to the terms and conditions herein and the approval of the United States District Court for the Southern District of New York (the “Court”). I. RECITALS WHEREAS, at the time of the events underlying this Action, NewLink was a biopharmaceutical company that sought to develop a novel pancreatic cancer treatment known as algenpantucel-L, or HyperAcute Pancreas; and WHEREAS, on May 12, 2016, a putative shareholder class action was filed in the United States District Court for the Southern District of New York captioned Nguyen et al. v. NewLink Genetics Corp. et al., No. 16-cv-3545 (S.D.N.Y.), alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), and Rule 10b-5 promulgated thereunder (the “Securities Class Action”); and WHEREAS, the plaintiffs in the Securities Class Action alleged that NewLink and certain of its executive officers made materially false and misleading statements and omissions about clinical trials of the Company’s lead product candidate HyperAcute Pancreas, an experimental pancreatic cancer treatment, and that the stock of NewLink declined in value when the final clinical trial results were revealed; and WHEREAS, on May 19, 2017, Plaintiff initiated this shareholder derivative action (the “Derivative Action” or “Action”) by filing a Verified Shareholder Derivative Complaint (the “Complaint”) against the Defendants asserting claims for violations of the federal securities Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 2 of 29

3 laws, breach of fiduciary duty, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets; and WHEREAS, the Complaint alleges, among other things, that the Individual Defendants caused NewLink to issue false statements in its 2016 proxy statement regarding risk management and compensation matters in violation of Section 14(a) of the Exchange Act and that the Defendants breached their fiduciary duties by causing or allowing the Company to make material misstatements or omissions related to the clinical trials and efficacy of HyperAcute Pancreas, awarded themselves excessive compensation, engaged in illegal insider trading, and grossly mismanaged the Company; and WHEREAS, the Defendants deny the allegations asserted in the Action, and deny all liability for the claims alleged therein; and WHEREAS, the Securities Class Action involves substantially the same underlying subject matter as in the Derivative Action and the actions were designated as related by the Court on May 24, 2017; and WHEREAS, on June 26, 2017, the Derivative Action was stayed temporarily until the Securities Class Action was dismissed or otherwise finally resolved and such stay was continued on March 20, 2019; and WHEREAS, on November 17, 2020, representatives for plaintiffs in the Securities Class Action and the Derivative Action and the Defendants engaged in a full-day mediation before Jed D. Melnick, Esq., a JAMS mediator; and WHEREAS, while plaintiffs in the Securities Class Action and the Derivative Action and the Defendants did not reach agreement at the mediation, these parties worked continuously towards a resolution of both the Securities Class Action and the Derivative Action thereafter; and Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 3 of 29

4 WHEREAS, on or about December 11, 2020, following extensive settlement discussions, the Parties reached an agreement in principle regarding the material substantive terms of the Settlement (as defined herein) including the Corporate Governance Reforms, the terms of which are fully set forth in Exhibit A attached hereto (the “Corporate Governance Reforms”), other than the attorneys’ fees and expenses to be paid to Plaintiff’s Counsel to resolve the Derivative Action; and WHEREAS, on or about February 26, 2021, the Parties, with the assistance of Mr. Melnick, reached an agreement with respect to an award for Plaintiff’s Counsel’s attorneys’ fees and expenses (“Fee and Expense Amount” as defined in ¶ 5.1). NOW, THEREFORE, in consideration of the following covenants, it is hereby agreed as follows: II. PLAINTIFF’S COUNSEL’S INVESTIGATION AND RESEARCH, PLAINTIFF’S CLAIMS, AND THE BENEFITS OF SETTLEMENT Plaintiff’s Counsel conducted an investigation relating to the claims and the underlying events alleged in this Action, including, but not limited to: (1) reviewing and analyzing of documents prepared by or for the U.S. Food and Drug Administration (“FDA”); (2) reviewing and analyzing the Company’s public filings with the U.S. Securities and Exchange Commission (“SEC”), press releases, announcements, news articles, securities analysts’ reports, and advisories about the Company; (3) reviewing media reports about the Company; (4) researching the applicable law with respect to the claims alleged in the Derivative Action and the potential defenses thereto; (5) reviewing and analyzing the allegations contained in filings made in the Securities Class Action; (6) researching and drafting the Complaint filed in the Derivative Action; (7) reviewing, analyzing, and evaluating the merits of relevant pleadings in the Securities Class Action, and Defendants’ liability and damage exposure in connection with the Securities Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 4 of 29

5 Class Action and the Derivative Action; (8) reviewing public versions of the Company’s existing corporate governance policies and preparing extensive settlement demands detailing proposed corporate governance reforms to strengthen the Company’s governance; (9) participating in extensive settlement discussions, including a mediation session, as well as continued follow-up communications with Defendants’ Counsel and Mr. Melnick, the Mediator; and (10) negotiating this Stipulation and all of the exhibits hereto. Plaintiff believes that the claims asserted in this Action have merit. Plaintiff recognizes and acknowledges, however, the expense and length of continued proceedings necessary to prosecute the Action against Defendants through trial and possible appeals. Plaintiff also has taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as this Action. Further, Plaintiff has considered the Action’s inherent difficulties and potential delays. Plaintiff also is mindful of the possible defenses to the claims asserted in the Action. Additionally, based on Plaintiff’s Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiff and Plaintiff’s Counsel believe that the Settlement set forth in this Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon the Company and its stockholders. Specifically, as set forth in Exhibit A, the Settlement provides for, inter alia: (i) Board independence reforms; (ii) Audit Committee reforms; (iii) Compliance Review Committee reforms; (iv) insider trading reforms; and (v) whistleblower reforms. Based upon these reforms as well as Plaintiff’s Counsel’s evaluation, Plaintiff has determined that the Settlement is in the best interests of the Company and its stockholders, and has agreed to settle the Derivative Action upon the terms and subject to the conditions set forth herein. Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 5 of 29

6 III. DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY Defendants have denied and continue to deny all claims and contentions alleged by Plaintiff in the Action and maintain that they have meritorious defenses. Defendants also have expressly denied and continue to deny, inter alia, all allegations of wrongdoing, fault, liability, or damage against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Action and deny that they have ever committed or attempted to commit any violations of law, any breach of fiduciary duty owed to NewLink or its shareholders, or any wrongdoing whatsoever. Had the terms of this Stipulation not been reached, the Defendants would have continued to vigorously contest Plaintiff’s allegations, and the Defendants maintain that they had and have meritorious defenses to all claims alleged in the Action. Without admitting the validity of any of the claims that Plaintiff has asserted in the Action, or any liability with respect thereto, Defendants have concluded that it is desirable that the Action be settled on the terms and subject to the conditions set forth herein. Defendants are entering into this Settlement because it will eliminate the uncertainty, distraction, disruption, burden, and expense of further litigation of the Action. The Company, through a majority of the Independent Non-Defendant Members of the Company’s Board, has approved the Settlement and each of its terms, including the Corporate Governance Reforms and award for attorneys’ fees and expenses, as set forth in this Stipulation, as in the best interest of, and conferring a substantial benefit to, the Company and its shareholders. As set forth below in ¶ 8.4 of this Stipulation, neither this Stipulation nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement shall constitute an admission or finding of Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 6 of 29

7 wrongful conduct, acts, or omissions or any infirmity in the defenses that Defendants have, or could have, asserted. IV. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED, that in consideration of the benefits afforded herein, the Derivative Action shall be finally and fully compromised, settled, released, and dismissed with prejudice as to the Defendants, upon and subject to the following terms and conditions, and further subject to the approval of the Court: 1. Definitions As used in this Stipulation, the following terms have the meanings specified below: 1.1 “Action” or “Derivative Action” means the action captioned Ely v. Link, Jr. et al., No. 1:17-cv-03799-WHP (S.D.N.Y.). 1.2 “Company” or “NewLink” means NewLink Genetics Corporation and its predecessors and successors. 1.3 “Complaint” means the Verified Shareholder Derivative Complaint filed by Plaintiff Rickey Ely in this Action. 1.4 “Corporate Governance Reforms” means the corporate governance policies and enhancements set forth in Exhibit A attached hereto. 1.5 “Court” means the Judge William H. Pauley, III, United States District Court Judge for the Southern District of New York. 1.6 “Current Company Shareholder(s)” means, for purposes of this Stipulation, any Persons (defined herein) who owned Company common stock as of the date of this Stipulation and continue to hold their Company common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of the Company, members of Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 7 of 29

8 their Immediate Families, and their legal representatives, heirs, successors, or assigns, and any entity in which Defendants have or had a controlling interest. 1.7 “Defendants” means Charles J. Link, Jr., Thomas A. Raffin, Paul R. Edick, Paolo Pucci, Joseph Saluri, Ernest J. Talarico, III, Nicholas Vahanian, Lota S. Zoth, and NewLink. 1.8 “Defendants’ Counsel” means Cooley LLP, 55 Hudson Yards, New York, NY 10001. 1.9 “Defendants’ Released Claims” means any and all claims, including both known claims and Unknown Claims (as defined herein), that could be asserted in any forum by the Released Persons against Plaintiff or his beneficiaries, Plaintiff’s Counsel, NewLink, and all Current Company Shareholders (solely in their capacity as shareholders) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Action. Nothing herein shall in any way release, waive, impair, or restrict the rights of any Party to enforce the terms of this Settlement. Defendants’ Released Claims shall not include any indemnification, advancement, or insurance claims that any Released Person has or may have, including, but not limited to, any rights any Released Person has or may have related to any pending or threatened civil or government proceedings. 1.10 “Effective Date” means the first date by which all of the events and conditions specified in ¶ 6.1 of this Stipulation have been met and have occurred or have been expressly waived in writing by each of the Parties. 1.11 “Escrow Agent” means the Court Registry Investment System maintained for the United States District Court for the Southern District of New York (“CRIS”). 1.12 “Exhibits” means all of the exhibits to this Stipulation, including Exhibit A, Exhibit B, Exhibit C, Exhibit D, and Exhibit E. Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 8 of 29

9 1.13 “Fee and Expense Amount” means the sum to be paid to Plaintiff’s Counsel for their attorneys’ fees and expenses, as detailed in ¶¶ 5.1 and 5.2 of this Stipulation, subject to approval by the Court. 1.14 “Final” means no longer subject to review upon appeal or review in connection with a Petition for Writ of Certiorari or other similar writ, whether by exhaustion of any possible appeal, lapse of time, or otherwise. “Final” means when the last of the following with respect to the Judgment shall occur: (i) the expiration of the time to file a motion to alter or amend the Judgment under Federal Rule of Civil Procedure 59(e) has passed without any such motion having been filed; (ii) the expiration of the time in which to appeal the Judgment has passed (including to the extent that the time to appeal has been extended in a manner provided for in the Federal Rules of Civil Procedure) without any appeal having been taken, unless the date to take such an appeal shall have been extended by Court order; (iii) if a motion to alter or amend the Judgment is timely filed, the motion is denied; and (iv) if an appeal is taken, either (a) the appeal has been dismissed and the time, if any, for commencing any further appeal has expired, or (b) the Judgment has been affirmed in its entirety and the time, if any, for commencing any further appeal has expired. For purposes of this paragraph, an “appeal” shall include any petition for a writ of certiorari or other writ that may be filed in connection with approval or disapproval of this Settlement but shall not include any appeal that concerns only the Fee and Expense Amount. 1.15 “Immediate Family” means children, stepchildren, parents, stepparents, spouses, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, and sisters-in-law. As used in this paragraph, “spouse” shall mean a husband, a wife, or a partner in a state-recognized domestic relationship or civil union. Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 9 of 29

10 1.16 “Independent Non-Defendant Members of the Company’s Board” means the members of the Company’s Board of Directors, as of the date upon which this Settlement is submitted for their approval, who are independent outside directors and are not named as defendants in this Action. 1.17 “Individual Defendants” means Charles J. Link, Jr., Thomas A. Raffin, Paul R. Edick, Paolo Pucci, Joseph Saluri, Ernest J. Talarico, III, Nicholas Vahanian, and Lota S. Zoth. 1.18 “Judgment” means the final order and judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit E. 1.19 “Mediator” means Jed D. Melnick, Esq. 1.20 “Notice” means the Notice of Pendency and Proposed Settlement of Shareholder Derivative Action, substantially in the form attached hereto as Exhibit B. 1.21 “Parties” means, collectively, Plaintiff (on behalf of himself and derivatively on behalf of NewLink), each of the Individual Defendants, and nominal defendant NewLink. 1.22 “Person” means a natural person, individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, any business or legal entity, and any spouse, heir, legatee, executor, administrator, predecessor, successor, representative, or assign of any of the foregoing. 1.23 “Plaintiff” means Rickey Ely and his heirs, executors, administrators, successors, and assigns. 1.24 “Plaintiff’s Counsel” means Lifshitz Law Firm, P.C., 1190 Broadway, Hewlett, NY 11557. Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 10 of 29

11 1.25 “Plaintiff’s Released Claims” means all claims, debts, disputes, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, sums of money due, judgments, suits, amounts, matters, issues, and charges of any kind (including, but not limited to, any claims for interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, amounts, or liabilities whatsoever), and claims for relief of every nature and description whatsoever, including both known claims and Unknown Claims (as defined herein), whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, foreseen or unforeseen, whether arising under federal or state statutory or common law or any other law, rule, or regulation, whether foreign or domestic, that Plaintiff, the Company, or any Current Company Shareholder derivatively on behalf of the Company: (i) asserted in the Complaint in the Derivative Action; (ii) could have asserted in the Derivative Action or in any other court, tribunal, forum, or proceeding; or (iii) could in the future assert in any court, tribunal, forum, or proceeding that arise out of or are based upon, related to, or are in consequence of any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, failures to act, or circumstances that were alleged, involved, set forth, or referred to in the Derivative Action, or that would have been barred by res judicata had the Derivative Action been litigated to a final judgment. Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of this Settlement. Plaintiff’s Released Claims also shall not include the Securities Class Action. 1.26 “Preliminary Approval Order” means the order to be rendered by the Court preliminarily approving the Settlement, substantially in the form of the attached Exhibit D. Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 11 of 29

12 1.27 “Related Persons” means, with respect to any Person, such Person’s present and former parent entities, subsidiaries (direct or indirect) and affiliates, and each of their respective present and former shareholders, general partners, limited partners, affiliates, divisions, joint ventures, partnerships, officers, directors, employees, agents, representatives, attorneys, insurers, excess insurers, reinsurers, experts, advisors, investment advisors, underwriters, fiduciaries, trustees, auditors, accountants, representatives, spouses, and Immediate Family members, and the predecessors, heirs, legatees, successors, assigns, agents, executors, devisees, personal representatives, attorneys, advisors, and administrators of any of them, and the predecessors, successors, and assigns of each of the foregoing, and any other Person in which any such Person has or had a controlling interest or which is or was related to or affiliated with such Person, and any trust of which such Person is the settler or which is for the benefit of such Person or member(s) of his or her family. 1.28 “Released Claims” means, collectively, all Defendants’ Released Claims and all Plaintiff’s Released Claims. 1.29 “Released Person(s)” means, collectively, each and all of the Defendants and their Related Persons. 1.30 “Securities Class Action” means the action captioned Nguyen v. NewLink Genetics Corp., et al., No. 16-cv-3545-WHP (S.D.N.Y.). 1.31 “Settlement” means the settlement and compromise of the Action as provided for herein. 1.32 “Settlement Hearing” means the hearing or hearings at which the Court will review the adequacy, fairness, and reasonableness of the Settlement set forth in this Stipulation Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 12 of 29

13 and determine: (i) whether to enter the Judgment, (ii) any objections thereto, and (iii) all other matters properly before the Court. 1.33 “Stipulation” means this Stipulation and Agreement of Settlement, dated May 21, 2021. 1.34 “Summary Notice” means the Summary Notice of Pendency and Proposed Settlement of Shareholder Derivative Action, substantially in the form of Exhibit C attached hereto. 1.35 “Unknown Claims” means any and all claims that were alleged or could have been alleged in the Action by Plaintiff, the Company, or any Current Company Shareholder derivatively on behalf of NewLink, which Plaintiff, NewLink, or any Current Company Shareholder does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons, including claims which, if known by him, her, or it, might have affected his, her, or its settlement with and release of the Released Persons, or might have affected his, her, or its decision not to object to this Settlement. With respect to any and all Plaintiff’s Released Claims, the Parties stipulate and agree that, upon the Effective Date, Plaintiff, NewLink, and Current Company Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights, and benefits of California Civil Code § 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. Plaintiff and NewLink shall expressly waive, and each of the Current Company Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 13 of 29

14 all provisions, rights, and benefits conferred by any U.S. federal law or any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent in effect to California Civil Code § 1542. The Parties acknowledge that they may discover facts in addition to or different from those now known or believed to be true by them with respect to the Plaintiff’s Released Claims, but it is the intention of the Parties to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all of the Plaintiff’s Released Claims known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. Plaintiff and NewLink acknowledge, and Current Company Shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and was a material element of the Settlement. 2. Settlement Consideration 2.1 The benefits of the Settlement consist of the Corporate Governance Reforms, the terms of which are fully set forth in Exhibit A attached hereto. The Company acknowledges and agrees that Plaintiff in the Derivative Action was the primary cause in the adoption and implementation of the Corporate Governance Reforms, and that the Corporate Governance Reforms confer a substantial benefit to the Company and its shareholders. The Company and its Board of Directors also acknowledge and agree that the Corporate Governance Reforms confer a material corporate benefit upon the Company and its stockholders under Delaware’s corporate benefit doctrine and that the Settlement is, in all respects, fair, reasonable, and in the best interests of the Company and its stockholders. The Company always has been, and continues to be, committed to the implementation, enhancement, and enforcement of rigorous governance Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 14 of 29

15 measures. The fact that the Company has implemented, or has agreed to implement, changes, modifications, or enhancements to its corporate governance policies or practices shall not be construed as an admission that any such enhanced policies or practices are legally required, or to the extent such policies or practices were not in place in the past, constituted a failure of compliance, a breach of any duty, or any other wrongdoing. 2.2 Within sixty (60) business days following the Effective Date, the Company shall take all necessary steps to ensure that the Corporate Governance Reforms have been adopted and implemented. Except where specified otherwise, the Corporate Governance Reforms shall be maintained for a period of no less than four (4) years from the date of implementation, subject to the terms and conditions set forth in Exhibit A attached hereto. 3. Procedure for Implementing the Settlement 3.1 Within twenty (20) calendar days after the execution of this Stipulation, Plaintiff’s Counsel shall submit this Stipulation, together with its Exhibits, to the Court and apply for entry of the Preliminary Approval Order, substantially in the form of Exhibit D attached hereto, requesting, inter alia: (i) preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the method of providing notice of the proposed Settlement to Current Company Shareholders; (iii) approval of the form of Notice attached hereto as Exhibit B and the Summary Notice attached hereto as Exhibit C; and (iv) a date for the Settlement Hearing. 3.2 Within ten (10) business days of the Court’s entry of the Preliminary Approval Order, the Company shall: (i) cause a copy of the Notice and the Stipulation to be filed with the SEC as exhibits to a Form 8-K or other appropriate filing; (ii) publish the Summary Notice via a press release via Investor’s Business Daily; and (iii) post a link to the Stipulation and the Notice on the investor relations portion of the Company’s website, which posting shall be maintained Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 15 of 29

16 through the date of the Settlement Hearing. All costs of such notice and the filing, publishing, and posting set forth in this paragraph shall be paid by NewLink or its insurer. The Parties agree that the content of the Notice, Summary Notice, and the manner of the notice procedures set forth in this paragraph, constitute adequate and reasonable notice to Current Company Shareholders pursuant to applicable law and due process. 3.3 Pending the Court’s determination as to final approval of the Settlement, Plaintiff and Plaintiff’s Counsel, and all other Persons, including but not limited to, any Current Company Shareholders, whether acting directly, representatively, or derivatively on behalf of NewLink, or in any other capacity, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Plaintiff’s Released Claims against Defendants or any of the Released Persons, in any court or tribunal. 3.4 Plaintiff’s Counsel shall request that the Court hold a telephonic Settlement Hearing, at least forty-five (45) calendar days after the notice described in ¶ 3.2 is given to Current Company Shareholders, to consider and determine whether to approve the Settlement and Fee and Expense Amount and enter the Judgment. 4. Releases 4.1 Upon the Effective Date, NewLink, Plaintiff (acting on his own behalf and derivatively on behalf of NewLink), and each of the Current Company Shareholders (solely in their capacity as Company shareholders), shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Plaintiff’s Released Claims (including Unknown Claims) against the Released Persons. NewLink, Plaintiff (acting on his own behalf and derivatively on behalf of NewLink), and each of the Current Company Shareholders (solely in their capacity as Company shareholders) shall Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 16 of 29

17 be deemed to have, and by operation of the Judgment shall have, covenanted not to sue any Released Person with respect to any Plaintiff’s Released Claims, and shall be permanently barred and enjoined from instituting, commencing, or prosecuting the Plaintiff’s Released Claims against the Released Persons. 4.2 Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged Plaintiff or his beneficiaries, Plaintiff’s Counsel, and NewLink from any and all Defendants’ Released Claims. 4.3 Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of the Stipulation. 5. Plaintiff’s Counsel’s Attorneys’ Fees and Expenses 5.1 In recognition of the substantial benefits provided to NewLink and Current Company Shareholders as a result of the settlement of the Action, NewLink has agreed to cause its insurer to pay to Plaintiff’s Counsel an award of attorneys’ fees and expenses in the total amount of $375,000 (the “Fee and Expense Amount”), subject to approval by the Court. The Parties mutually agree that the Fee and Expense Amount is fair and reasonable in light of the substantial benefits conferred upon the Company and Current Company Shareholders by this Stipulation. 5.2 The Parties acknowledge that any agreement by the Parties as to the appropriate amount of fees and expenses for Plaintiff’s Counsel are the result of arm’s-length negotiations that occurred wholly independent from and subsequent to the settlement terms reflected in this Stipulation. Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 17 of 29

18 5.3 The Company shall cause the Fee and Expense Amount to be paid by its insurer into an interest-bearing account maintained by the CRIS within twenty (20) business days of: (i) the entry of an order from the Court preliminarily approving the Settlement and permitting the deposit or transfer of funds to the CRIS in accordance with the Second Amended Order Regarding the Deposit and Investment of Registry Funds dated December 1, 2016 and Local Civil Rule 67.1; or (ii) the date on which the Clerk of Court provides sufficient written CRIS payment instructions to Defendants’ Counsel (whichever is later). The Fee and Expense Amount, plus any and all interest earned thereon, shall be subject to the terms of the Stipulation. Any interest earned on such monies shall be credited by the Escrow Agent to the Settlement. In accordance with Section III.A. of the Second Amended Order Regarding the Deposit and Investment of Registry Funds dated December 1, 2016 and Local Civil Rule 67.1, the Clerk of Court shall deduct from the income earned on such monies the fee authorized by the Judicial Conference of the United States as currently set by the Director of the Administrative Office. Subject to Court approval, the Fee and Expense Amount shall be immediately releasable upon entry of an order granting final approval of the Settlement and approving the Fee and Expense Amount, notwithstanding any collateral attacks on any aspect of the Settlement, including without limitation, any objections or appeals. In the event that the Effective Date does not occur or the Court does not approve the Fee and Expense Amount (or approves the Fee and Expense Amount only in part), the Fee and Expense Amount (or the portion thereof in excess of the Court’s award) shall be releasable to the insurer(s) that made such payments within ten (10) business days of such ruling. Defendants and Defendants’ Counsel shall have no responsibility for, nor bear any risk or liability with respect to, the Fee and Expense Amount and any taxes or expenses incurred in connection with it once paid. Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 18 of 29

19 5.4 Payment of the Fee and Expense Amount in the amount approved by the Court shall constitute final and complete payment for Plaintiff’s Counsel’s attorneys’ fees and expenses that have been incurred or will be incurred in connection with the filing and prosecution of the Action and the resolution of the claims alleged therein. Defendants, including NewLink, shall have no obligation to make any payment to Plaintiff’s Counsel other than the payment provided in ¶¶ 5.1–5.3 herein. 5.5 Plaintiff’s Counsel may apply for a proposed service award for the named plaintiff in recognition of the substantial benefits he has helped to create for all Current Company Shareholders (the “Service Award”). Any Service Award approved by the Court shall be funded from the portion of the Fee and Expense Amount distributed to Plaintiff’s Counsel. Defendants and Defendants’ Counsel shall take no position on the Service Award. 5.6 Except as otherwise provided herein, each of the Parties shall bear his, her, or its own costs and attorneys’ fees. 5.7 The Escrow Agent shall invest the Fee and Expense Amount, or any portion thereof, in instruments backed by the full faith and credit of the United States Government or fully insured by the United States Government or its agencies and shall reinvest the proceeds of these instruments as they mature in similar instruments at their then-current market rates. All risks related to the investment of the Fee and Expense Amount shall be borne by the Fee and Expense Amount. 5.8 The Escrow Agent shall not disburse the Fee and Expense Amount except as provided by Court order. 5.9 All funds held by the Escrow Agent shall be deemed and considered to be in custodia legis of the Court and shall remain subject to the jurisdiction of the Court until such Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 19 of 29

20 time as such funds shall be distributed pursuant to the Stipulation and/or further order(s) of the Court. 5.10 Plaintiff’s Counsel shall be solely responsible for the filing of all informational and other tax returns with the Internal Revenue Service, or any other state or local taxing authority, as may be necessary or appropriate. 5.11 The Released Persons shall not have any responsibility for or incur any liability with respect to: any act, omission, or determination of or by the Escrow Agent, or any designees or agents thereof; the Fee and Expense Amount; any related taxes; or the disbursement from the Fee and Expense Amount. 6. Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination 6.1 The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events: (i) the Court’s entry of the Preliminary Approval Order; (ii) the Court’s entry of the Judgment, which approves in all material respects the dismissal with prejudice of the claims made in the Action and the releases provided for in this Stipulation; and (iii) the Judgment has become Final. 6.2 If any of the conditions specified in ¶ 6.1 is not met and will not be met, then the Stipulation shall be canceled and terminated subject to ¶ 6.3, and the Parties shall be restored to their respective positions in this Action as of the date immediately preceding the date of this Stipulation, unless Plaintiff’s Counsel and Defendants’ Counsel mutually agree in writing to proceed with the Stipulation. 6.3 Each of the Parties shall have the right to terminate the Settlement by providing written notice of their election to do so to all other Parties within twenty (20) business days of Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 20 of 29

21 the date on which: (i) the Court refuses to approve this Stipulation, or the terms contained herein, in any material respect; (ii) the Preliminary Approval Order is not entered in substantially the form attached as Exhibit D hereto; (iii) the Judgment is not entered in substantially the form attached as Exhibit E hereto; (iv) the Judgment is reversed or substantially modified on appeal, reconsideration, or otherwise; or (v) the Effective Date of the Settlement cannot otherwise occur; except that such termination shall not be effective unless and until the terminating Party has, within twenty (20) business days of the date on which notice of the termination event has been provided to all other Parties, attempted in good faith to confer with the other Parties and/or to participate in a mediation session with the Mediator and the other Parties to attempt to remedy the issue. Any order or proceeding relating to the Fee and Expense Amount, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to cancel the Stipulation, allow for the termination of the Settlement, or affect or delay the finality of the Judgment approving the Settlement. 6.4 In the event that the Stipulation is not approved by the Court, or the Settlement is terminated for any reason, including pursuant to ¶¶ 6.2–6.3 above, the Parties shall be restored to their respective positions as of the date of this Stipulation, and all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Parties, shall not be deemed or construed to be an admission by any of the Parties of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceeding in this Action or in any other action or proceeding. In such event, the terms and provisions of the Stipulation, with the exception of ¶¶ 6.1–6.4, 8.4, and 8.9 herein, shall have no further force and effect with respect to the Parties and shall not be used in this Action or in any Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 21 of 29

22 other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc. 7. Bankruptcy 7.1 In the event any proceedings by or on behalf of the Company, whether voluntary or involuntary, are initiated under any chapter of the United States Bankruptcy Code, including any act of receivership, asset seizure, or similar federal or state law action (“Bankruptcy Proceedings”), the Parties agree to use their reasonable best efforts to obtain all necessary orders, consents, releases, and approvals for effectuation of this Stipulation in a timely and expeditious manner. By way of example only, the Parties agree to cooperate in making applications and motions to the bankruptcy court, including, for relief from any stay, approval of the Settlement, authority to release funds, authority to release claims and indemnify officers and directors, and authority for the Court to enter all necessary orders and judgments, and any other actions reasonably necessary to effectuate the terms of the Settlement. 7.2 If any Bankruptcy Proceedings by or on behalf of NewLink are initiated prior to the payment of the Fee and Expense Amount, the Parties agree to seek an order from the bankruptcy court presiding over such Bankruptcy Proceedings: (i) either lifting the automatic stay for the limited purpose of authorizing such payment, or finding that the payment of the Fee and Expense Amount by NewLink does not violate the automatic stay; and (ii) finding that the payment of the Fee and Expense Amount by NewLink does not constitute utilization of estate proceeds and/or a preference, voidable transfer, fraudulent transfer, or similar transaction. In the event of any Bankruptcy Proceedings by or on behalf of the Company, the Parties agree that all dates and deadlines set forth herein will be extended for such periods of time as are required to Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 22 of 29

23 obtain necessary orders, consents, releases, and approvals from the bankruptcy court to carry out the terms and conditions of the Stipulation. 8. Miscellaneous Provisions 8.1 The Parties: (i) acknowledge that it is their intent to consummate this Stipulation; and (ii) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation. 8.2 The Parties agree that the terms of the Settlement were negotiated in good faith and at arm’s length by the Parties and reflect a settlement that was reached voluntarily based upon adequate information and after consultation with competent legal counsel. The Judgment shall contain a finding that: (a) the Individual Defendants and the Company agree that the Derivative Action was filed in good faith and was not frivolous, and is being settled voluntarily by the Defendants; and (b) the Parties agree that throughout the course of the litigation, all Parties and their counsel complied with the provisions of Federal Rule of Civil Procedure 11, and all similar state law provisions. No Party or Related Persons of a Party shall assert any claims for violation of Rule 11 of the Federal Rules of Civil Procedure, or any other similar laws relating to the institution, prosecution, defense, and/ or settlement of the Derivative Action. 8.3 While maintaining their positions that the claims and defenses asserted in the Action are meritorious, Plaintiff and Plaintiff’s Counsel, on the one hand, and Defendants and Defendants’ Counsel, on the other, shall not make any public statements or statements to the media (whether or not for attribution) that disparage the other’s business, conduct, or reputation, or that of their counsel, based on the subject matter of the Action. Notwithstanding the foregoing, each of the Parties reserves their right to rebut, in a manner that such party determines Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 23 of 29

24 to be reasonable and appropriate, any contention made in any public forum that the Action was brought or defended in bad faith or without a reasonable basis. 8.4 Whether or not the Settlement is approved by the Court, and whether or not the Settlement is consummated, the fact and terms of this Stipulation, including the Exhibits attached hereto, all proceedings in connection with the Settlement, and any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) shall not be offered, received, or used in any way against the Parties as evidence of, or be deemed to be evidence of, a presumption, concession, or admission by any of the Parties with respect to the truth of any fact alleged by Plaintiff or the validity, or lack thereof, of any claim that has been or could have been asserted in the Action or in any litigation, or the deficiency or infirmity of any defense that has been or could have been asserted in the Action or in any litigation, or of any fault, wrongdoing, negligence, or liability of any of the Released Persons; (b) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any fault, misrepresentation, or omission with respect to any statement or written document approved, issued, or made by any Released Persons, or against Plaintiff as evidence of any infirmity in his claims; (c) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any liability, fault, negligence, omission, or wrongdoing, or in any way referred to for any other reason as against the Released Persons, in any arbitration proceeding or other civil, Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 24 of 29

25 criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal. 8.5 Neither this Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of this Stipulation, or the Settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement; provided, however, that the Released Persons may refer to the Settlement, and file the Stipulation and/or the Judgment, in any action that may be brought against them to effectuate the liability protections granted to them hereunder, including, without limitation, to support a defense or claim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar, or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or claim under U.S. federal or state law or foreign law. 8.6 The Exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. 8.7 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all the Parties or their respective successors-in-interest. 8.8 This Stipulation and the Exhibits attached hereto represent the complete and final resolution of all disputes among the Parties with respect to this Action, constitute the entire agreement among the Parties, and supersede any and all prior negotiations, discussions, agreements, or undertakings, whether oral or written, with respect to such matters. 8.9 All agreements made and orders entered during the course of the Action relating to the confidentiality of information shall survive this Stipulation, pursuant to their terms. Whether or not this Stipulation is approved by the Court and whether or not the Settlement Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 25 of 29

26 embodied in this Stipulation is consummated, the Parties and their counsel shall use their best efforts to keep all negotiations, discussions, acts performed, agreements, drafts, documents signed, and proceedings had in connection with this Stipulation confidential. Notwithstanding the foregoing, the Parties agree that this Stipulation may be filed publicly as part of any motion for preliminary or final approval of the Settlement. 8.10 Any planned, proposed, or actual sale, merger, or change-in-control of the Company shall not void this Stipulation. In the event of a planned, proposed, or actual sale, merger, or change-in-control of the Company, the Parties shall continue to seek Court approval of the Settlement expeditiously, including, but not limited to, the Settlement terms reflected in this Stipulation and the Fee and Expense Amount. 8.11 This Stipulation shall not be construed more strictly against one Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Parties, it being recognized that it is the result of arm’s-length negotiations among the Parties and all Parties have contributed substantially and materially to the preparation of this Stipulation. 8.12 The Stipulation may be executed in one or more counterparts, including by signature transmitted by facsimile, or by a .pdf/.tif image of the signature transmitted by email. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of executed counterparts shall be filed with the Court. 8.13 The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties. 8.14 The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and all Parties submit to the jurisdiction of the Court Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 26 of 29

27 for purposes of implementing and enforcing the Settlement. The Parties agree that any action based on this Stipulation or to enforce any of its terms shall be brought in this Court. 8.15 The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Derivative Action, and no parole or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Parties or their counsel, or the circumstances under which the Stipulation was made or executed. 8.16 It is understood by the Parties that, except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than, or different from, the facts or law now known to each party or believed by such party to be true; each party therefore expressly assumes the risk of facts or law turning out to be different, and agrees that this Stipulation shall be in all respects effective, and not subject to termination by reason of any such different facts or law. 8.17 Except as otherwise expressly provided herein, all parties, including all Individual Defendants, NewLink, Defendants’ Counsel, Plaintiff, and Plaintiff’s Counsel, shall bear their own fees, costs, and expenses. 8.18 Counsel for the Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions. 8.19 The Parties shall use reasonable best efforts and will cooperate in good faith to obtain Court approval. If any disputes arise out of the finalization of the settlement documentation, said disputes are to be mediated on an expedited basis by the Mediator, and if mediation is unsuccessful, decided on a final, binding, non-appealable basis, by the Mediator on the terms and subject to the processes and procedures set forth by the Mediator in his sole Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 27 of 29

28 discretion. The Mediator’s fees and costs for any such mediation and/or arbitration shall be split evenly between Plaintiff’s Counsel and Defendants. 8.20 Plaintiff represents and warrants that none of the claims or causes of action in the Action have been assigned, encumbered, or in any manner transferred in whole or in part. 8.21 All terms of this Stipulation and the executed or so ordered versions of those ancillary documents which are attached hereto as Exhibits shall be governed by and interpreted according to the substantive laws of the State of New York, without giving regard or effect to its choice-of-law rules, except to the extent that federal law requires the application of federal law. 8.22 The headings herein are used for the purpose of convenience only and are not meant to have legal effect. 8.23 The waiver by one Party of any breach of this Stipulation by any other Party shall not be deemed a waiver of any other prior or subsequent breach of this Stipulation. Unless otherwise stated herein, any breach of any provision of this Stipulation by any Party hereto shall not constitute grounds for rescission of this Stipulation, but shall constitute grounds only for a claim for specific performance for breach of this Stipulation. 8.24 Without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation. 8.25 Each counsel or other Person executing this Stipulation or any of its Exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so. 8.26 Any notice required by this Stipulation shall be submitted by overnight mail and e-mail to the signatories below. IN WITNESS THEREOF, the Parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys, dated as of May 21, 2021. Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 28 of 29

29 LIFSHITZ LAW FIRM, P.C. By: _____________________ Joshua M. Lifshitz, Esq. 1190 Broadway Hewlett, NY 11557 Telephone: (516) 493-9780 Fax: (516) 280-7376 jml@jlclasslaw.com Counsel for Plaintiff Rickey Ely COOLEY LLP By: _____________________ Sarah M. Lightdale David H. Kupfer 55 Hudson Yards New York, NY 10001-2157 Telephone: (212) 479-6000 Fax: (212) 479-6275 slightdale@cooley.com dkupfer@cooley.com and Patrick Gibbs Samantha Kirby 3175 Hanover Street Palo Alto, CA 94304-1130 Telephone: (650) 843-5000 Fax: (650) 849-7400 pgibbs@cooley.com skirby@cooley.com Counsel for Defendants Charles J. Link, Jr., Thomas A. Raffin, Paul R. Edick, Paolo Pucci, Joseph Saluri, Ernest J. Talarico, III, Nicholas Vahanian, and Lota S. Zoth and Nominal Defendant NewLink Genetics Corporation Case 1:17-cv-03799-WHP Document 29 Filed 06/03/21 Page 29 of 29